                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                Amendment No. 1
                                       to

                                     FORM 10

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         NATIONAL HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)


                 Delaware                                   52-2057472
                 --------                                -----------------

     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)

        100 Vine Street, Suite 1400                            37130
              Murfreesboro, TN                                 -----
              ----------------                               (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (615) 890-2020

        Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered
        -------------------                  ------------------------------
  30,000,000 Shares of Common Stock
    (when issued and regular way)               American Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act

                                      None
                                (Title of Class)

Item 1.         Business.

         The information required by this item is contained under the sections "Introduction," "Summary of Certain Information," "The Plan of Restructure," "Pro Forma Financial Information," "Summary Historical and Pro Forma Financial Information," "Business -- The Corporation" and "Relationship Between the REIT and the Corporation After the Restructure" of the Prospectus contained in the Registration Statement on Form S-4 of National HealthCare Corporation attached hereto (the "Prospectus") and such sections are incorporated herein by reference.

Item 2.         Financial Information.

         The information required by this item is contained under the sections "Summary Historical and Pro Forma Financial Information" and "Pro Forma Financial Information" of the Prospectus and such sections are incorporation herein by reference.

Item 3.         Properties.

         The information required by this item is contained under the sections "Business -- The Corporation" and "Relationship Between the REIT and the Corporation After the Restructure" of the Prospectus and such sections are incorporated herein by reference.

Item 4.         Security Ownership of Certain Beneficial Owners and Management.

         The information required by this item is contained under the sections "Management -- The Corporation" and "Security Ownership of Certain Beneficial Owners and Management -- The Corporation" of the Prospectus and such sections are incorporated herein by reference.

Item 5.         Directors and Executive Officers.

         The information required by this item is contained under the section "Management -- NHC" and "-- The Corporation" of the Prospectus and such sections are incorporated herein by reference.

Item 6.         Executive Compensation.

         The information required by this item is contained under the section "Management -- NHC" and "-- The Corporation" of the Prospectus and such sections are incorporated herein by reference.

Item 7.         Certain Relationships and Related Transactions.

         The information required by this item is contained under the sections "The Plan of Restructure," "Business -- The REIT," "Relationship Between the REIT and the



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



Corporation After the Restructure" and "Certain Transactions" of the Prospectus and such sections are incorporated herein by reference.

Item 8.         Legal Proceedings.

         The information required by this item is contained under the section "Risk Factors -- The Corporation," "Business -- The Corporation -- Legal Proceedings" of the Information Statement and such sections are incorporated herein by referenced.

Item 9. Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters.

         The information required by this item is contained under the sections "Summary of Certain Information -- Shares to be Issued in the Merger," "--Trading Market," "The Plan of Restructure -- Manner of Effecting the Distribution and Merger," "-- Listing and Trading of Shares and REIT Shares," and "-- Dividends," "Description of Securities -- Shares of the Corporation" and "Dividend Policy -- The Corporation" of the Prospectus and such sections are incorporated herein by reference.

Item 10.        Recent Sales of Unregistered Securities.

         None. The Shares which will be issued in the Merger of National HealthCare L.P. ("NHC") with and into the Corporation will be issued to NHC's Unitholders in the Plan of Restructure described in the Prospectus and are registered pursuant to the S-4. The only other Shares issued were issued to NHC by the Registrant in connection with the incorporation of the Registrant.

Item 11.        Description of Registrant's Securities to be Registered.

         The information required by this item is contained under the sections "Description of Securities" and "Comparison of Stockholder/Unitholder Rights" of the Prospectus and such sections are incorporated herein by reference.

Item 12.        Indemnification of Directors and Officers.

         The information required by this item is contained under the section "Description of Securities" and "Comparison of Stockholder/Unitholder Rights" of the Prospectus and Part II, Item 20 of the Registration Statement and such sections are incorporated herein by reference.

Item 13.        Financial Statements and Supplementary Data.

         The information required by this item is contained under the section "Summary Historical and Pro Forma Financial Information" and "Pro Forma Financial Information" and the audited Financial Statements and accompanying notes of National HealthCare L.P. (as


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predecessor to the Registrant) in the Prospectus and such financial information is incorporated herein by reference.

Item 14.      Disagreement with Accountants on Accounting and Financial Matters.

         None.

Item 15.      Financial Statements and Exhibits.

         (a)  Financial Statements

              (i) See Report of Arthur Andersen LLP, independent public accountants in the Prospectus, incorporated herein by reference.

              (ii) See NHC's Consolidated Statements of Income in the Prospectus, incorporated herein by reference.

              (iii) See NHC's Consolidated Balance Sheets in the Prospectus, incorporated herein by reference.

              (iv) See NHC's Consolidated Statements of Cash Flows in the Prospectus, incorporated herein by reference.

              (v) See NHC's Consolidated Statements of Partners' Capital in the Prospectus, incorporated herein by reference.

              (vi) See NHC's Notes to Consolidated Financial Statements in the Prospectus, incorporated herein by reference.

              (vii) See "Pro Forma Financial Information" in the Prospectus, incorporated herein by reference.

         (b)  Exhibits

              See Index to Exhibits.





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



                                   SIGNATURES



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly cause this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        NATIONAL HEALTHCARE CORPORATION



Date:    December 5, 1997               By:      /s/ Richard F. LaRoche, Jr.
                                                 ---------------------------


                                        Title:   Senior Vice President





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



                         NATIONAL HEALTHCARE CORPORATION

                                     FORM 10

                                    EXHIBITS

EXHIBIT NO.                                          DESCRIPTION                                           PAGE
-----------                                          -----------                                           ----
2.1               Plan of Restructure (incorporated by reference to Exhibit 2.1 to the                      N/A
                  Registrant Registration Statement No. 333-37185 on Form S-4).

2.2               Agreement of Merger (incorporated by reference to Exhibit 2.2 to the                      N/A
                  Registrant Registration Statement No. 333-37185 on Form S-4).

3.1               Articles of Incorporation of National HealthCare Corporation                              N/A
                  (incorporated by reference to Exhibit 3.1 to the Registrant Registration
                  Statement No. 333-37185 on Form S-4).

3.2               Bylaws of National HealthCare Corporation (incorporated by                                N/A
                  reference to Exhibit 3.2 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).

4.1               Indenture between National HealthCare L.P. and First American                             N/A
                  National Bank, dated August 29, 1995 relating to 6.0% Convertible
                  Senior Subordinated Debentures due 2000 aggregating $30,000,000
                  (incorporated by reference to Exhibit 4.1 to the Registrant Registration
                  Statement No. 333-37185 on Form S-4).

4.2               Indenture of Mortgage and Deed of Trust dated as of October 15,                           N/A
                  1989 by and among National HealthCorp L.P. and Boatmen's Trust
                  Company, Corporate Trustee, and H.E. Bradford, Individual Trustee,
                  relating to $20,000,000 ___% First Mortgage Bonds due 2005
                  (incorporated by reference to Exhibit 4.2 to the Registrant Registration
                  Statement No. 333-37185 on Form S-4).

4.3               Indenture of Trust and Security Agreement dated as of December 1,                         N/A
                  1990 by and among National Health Corporation Leveraged Employee
                  Stock Ownership Trust, National Health Corporation and National
                  HealthCorp L.P. to State Street Bank and Trust Company of
                  Connecticut, National Association, as Indenture Trustee, and Barnett
                  Banks Trust Company, National Association, as Florida Co-Indenture
                  Trustee (incorporated by reference to Exhibit 4.3 to the Registrant
                  Registration Statement No. 333-37185 on Form S-4).

4.4               First Supplemental Indenture of Trust and Security Agreement dated                        N/A
                  as of November 1, 1991 by and among National Health Corporation
                  Leveraged Employee Stock Ownership Trust, National Health
                  Corporation and National HealthCorp L.P. to State Street Bank and
                  Trust Company of Connecticut, National Association, as Indenture
                  Trustee, and Barnett Banks Trust Company, National Association, as
                  Florida Co-Indenture Trustee (incorporated by reference to Exhibit
                  4.4 to the Registrant Registration Statement No. 333-37185 on Form
                  S-4).



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


EXHIBIT NO.                                          DESCRIPTION                                           PAGE
-----------                                          -----------                                           ----
10.1              Master Agreement of Lease dated as of October 17, 1991 by and                             N/A
                  among National Health Investors, Inc. and National HealthCorp L.P.
                  (incorporated by reference to Exhibit 10.1 to the Registrant
                  Registration Statement No. 333-37185 on Form S-4).

10.2              REIT Master Lease effective as of January 1, 1998, by and among                           N/A
                  National HealthCare Corporation, National Health Realty, Inc. and
                  NHR/OP, L.P. (incorporated by reference to Exhibit 10.2 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.3              Advisory, Administrative Services and Facilities Agreement dated as                       N/A
                  of October 17, 1991 between National Health Investors, Inc. and
                  National HealthCorp L.P. (incorporated by reference to Exhibit 10.3 to the Registrant Registration Statement No. 333-37185 on Form S-4).

10.4              Advisory, Administrative Services and Facilities Agreement effective                      N/A
                  as of January 1, 1998, between National HealthCare Corporation,
                  National Health Realty, Inc. and NHR/OP, L.P. (incorporated by reference to Exhibit 10.4 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).

10.5.1            Form of Service Agreement dated as of ___________, 1997 by and                            N/A
                  N/A between National Health Corporation and National
                  HealthCare Corporation (incorporated by reference to Exhibit
                  10.5.1 to the Registrant Registration Statement No. 333-37185
                  on Form S-4).

10.5.2            Form of National HealthCare Corporation 1997 Employee Stock                               N/A
                  N/A Purchase Plan (incorporated by reference to Exhibit 10.5.2 to the Registrant Registration Statement No. 333-37185 on Form
                  S-4).

10.5.3            Form of National HealthCare Corporation 1997 Stock Option of                              N/A
                  Stock N/A Appreciation Rights Plan (incorporated by reference to Exhibit 10.5.3 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).

10.6              Loan and Security Agreement dated as of December 16, 1988                                 N/A
                  regarding the Registrant's guaranty of National Health Corporation
                  Leveraged Employee Stock Ownership Trust's obligation under
                  $50,000,000 loan (incorporated by reference to Exhibit 10.6 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.7              Amended and Restated Revolving Credit Note dated as of September                          N/A
                  1, 1995 by and between National Health Corporation and National
                  HealthCare L.P. (incorporated by reference to Exhibit 10.7 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.8              Amended and Restated Revolving Credit Agreement dated as of                               N/A
                  September 1, 1995 by and between National Health Corporation and
                  National HealthCare L.P. (incorporated by reference to Exhibit 10.8 to the Registrant Registration Statement No. 333-37185 on Form S-4).


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


EXHIBIT NO.                                          DESCRIPTION                                           PAGE
-----------                                          -----------                                           ----
10.9              Third Amendment to Guarantee and Contingent Purchase Agreement                            N/A
                  dated as of October 14, 1993 by and among National HealthCare
                  L.P., National Health Corporation and Third National Bank in
                  Nashville, as agent for the Banks (incorporated by reference to Exhibit 10.9 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).

10.10             Fourth Amendment to Guarantee and Contingent Purchase                                     N/A
                  Agreement dated as of December 30, 1993 by and among National
                  HealthCare L.P., National Health Corporation and Third National Bank
                  in Nashville, as agent for the Banks (incorporated by reference to
                  Exhibit 10.10 to the Registrant Registration Statement No. 333-37185
                  on Form S-4).

10.11             Fifth Amendment to Guarantee and Contingent Purchase Agreement                            N/A
                  dated as of September 1, 1995, by and among National HealthCare
                  L.P., National Health Corporation and Third National Bank in
                  Nashville, as agent for the Banks (incorporated by reference to
                  Exhibit 10.11 to the Registrant Registration Statement No. 333-37185
                  on Form S-4).

10.12             Suretyship Agreement dated as of March 8, 1988 by and among City                          N/A
                  Center, Ltd., NHESOP, Inc. and National HealthCorp L.P.
                  (incorporated by reference to Exhibit 10.12 to the Registrant
                  Registration Statement No. 333-37185 on Form S-4).

10.13             Guaranty Agreement dated as of December 1, 1987 by and among                              N/A
                  National HealthCorp L.P., James O. McCarver and The Toronto-
                  Dominion Bank (incorporated by reference to Exhibit 10.13 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.14             Guaranty Agreement dated as of May 1, 1993 by and between                                 N/A
                  National HealthCorp L.P. and Societe Generale (incorporated by reference to Exhibit 10.14 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).

10.15             Guaranty Agreement dated as of March 5, 1991 by and between                               N/A
                  National HealthCorp L.P. and The Bank of Tokyo, Ltd., New York
                  Agency (Palm Beach County) (incorporated by reference to Exhibit
                  10.15 to the Registrant Registration Statement No. 333-37185 on
                  Form S-4).

10.16             Guaranty Agreement dated as of March 5, 1991 by and between                               N/A
                  National HealthCorp L.P. and The Bank of Tokyo, Ltd., New York
                  Agency (Dade County) (incorporated by reference to Exhibit 10.16 to the Registrant Registration Statement No. 333-37185 on Form S-4).

10.17             Amendment to Guaranty Agreement dated as of October 17, 1991 by                           N/A
                  and among National HealthCorp L.P., James O. McCarver and The
                  Toronto-Dominion Bank (incorporated by reference to Exhibit 10.17 to the Registrant Registration Statement No. 333-37185 on Form S-4).


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


EXHIBIT NO.                                          DESCRIPTION                                           PAGE
-----------                                          -----------                                           ----
10.18             Amendment to Guaranty Agreement dated as of July 22, 1992 by and                          N/A
                  among National HealthCorp L.P., James O. McCarver and The
                  Toronto-Dominion Bank (incorporated by reference to Exhibit 10.18 to the Registrant Registration Statement No. 333-37185 on Form S-4).

10.19             Fourth Amendment to Guaranty Agreement dated as of June 30, 1995                          N/A
                  by and among National HealthCare L.P., James O. McCarver and The
                  Toronto-Dominion Bank (incorporated by reference to Exhibit 10.19 to the Registrant Registration Statement No. 333-37185 on Form S-4).

10.20             Subordination Agreement dated as of May 1, 1993 by and among                              N/A
                  National HealthCorp L.P., Societe Generale and Richland Place, Inc.
                  (incorporated by reference to Exhibit 10.20 to the Registrant
                  Registration Statement No. 333-37185 on Form S-4).

10.21             Renewal Note dated as of December 31, 1993 in the principal amount                        N/A
                  of $10 million payable to National HealthCorp L.P. by National Health
                  Corporation (incorporated by reference to Exhibit 10.21 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.22             Second Deed of Trust Note dated as of January 20, 1988 in the                             N/A
                  principal amount of $10 million payable to National HealthCorp L.P. by
                  NHESOP, Inc. (incorporated by reference to Exhibit 10.22 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.23             First Amended Second Deed of Trust Note dated as of December 21,                          N/A
                  1988 payable to National HealthCorp L.P. by NHESOP, Inc.
                  (incorporated by reference to Exhibit 10.23 to the Registrant
                  Registration Statement No. 333-37185 on Form S-4).

10.24             Promissory Note dated as of January 15, 1996 in the principal amount                      N/A
                  of $2,797,511.28 payable to National Health Investors, Inc. by National
                  HealthCare L.P. (incorporated by reference to Exhibit 10.24 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

10.25             Renewal Term Note dated as of January 1, 1992 in the principal                            N/A
                  amount of $10 million payalbe to National Health Corporation by
                  National HealthCorp L.P. (incorporated by reference to Exhibit 10.25 to the Registrant Registration Statement No. 333-37185 on Form S-4).

10.26             Assumption and Modification Agreement dated as of October 17, 1991                        N/A
                  by and among National Health Investors, Inc., National HealthCorp
                  L.P. and Third National Bank in Nashville, Agent   (incorporated by
                  reference to Exhibit 10.26 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).

10.27             Amended and Restated Reimbursement Agreement dated as of                                  N/A
                  December 1, 1986, and Amended and Restated as of March 1, 1991,
                  by and among Florida Convalescent Associates, National HealthCorp
                  L.P. and The Bank of Tokyo, Ltd., New York Agency (incorporated by reference to Exhibit 10.27 to the Registrant Registration Statement No.
                  333-37185 on Form S-4).


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


EXHIBIT NO.                                          DESCRIPTION                                           PAGE
-----------                                          -----------                                           ----
10.28             Contribution and Assumption Agreement dated as of October 17, 1991                        N/A
                  by and between National HealthCorp L.P. and National Health
                  Investors, Inc.   (incorporated by reference to Exhibit 10.28 to the
                  Registrant Registration Statement No. 333-37185 on Form S-4).

21                Subsidiaries of the Registrant   (incorporated by reference to Exhibit                    N/A
                  21 to the Registrant Registration Statement No. 333-37185 on Form
                  S-4).

23.1              Consent of Arthur Andersen LLP, independent public accountants.                           E-1

23.2              Consent of Arthur Andersen LLP, independent public accountants.

99                Proxy Statement/Prospectus included in Registration Statement No.
                  333-37185 on Form S-4 of the Registrant as filed October 3, 1997, as amended November 20, December 4, and December 5, 1997



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